CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Trade accounts receivables, allowance for doubtful accounts	$ 1,614	$ 1,641
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	150,000,000	150,000,000
Common stock, shares issued	80,053,000	88,899,000
Common stock, shares outstanding	80,053,000	88,899,000